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                                                                    EXHIBIT 23.5

             CONSENT OF HORNECKER, COWLING, HASSEN & HEYSELL, L.L.P.

         We hereby consent to the use of our firm's name under the caption "Legal Matters" in the Prospectus/Joint Proxy Statement included within the Form S-4 Registration Statement.

                                        HORNECKER, COWLING, HASSEN & HEYSELL,
                                        L.L.P.


                                        By:      /s/ Gregory T. Hornecker
                                                 ------------------------------
                                        Date:    January 31, 2000